EXHIBIT 99.2

Delivering Profitable Growth and Long-term Shareholder Value Note: Select slides in this document have been altered from the original February 24, 2005 handout to reflect the actual presentation slides

Introduction Richard Dugas President and CEO

The Sides are Passionate and the Arguments Compelling Bull Case Consolidation Competitive advantages of scale Land control Diversification Professional management Strong balance sheets History (since the early '90s) Etc. Bear Case Rates are rising Affordability Margin compression Rising costs Shrinking labor History (prior to the early '90s) Etc.

Macro Factors Favorable 1990 '91 '92 '93 '94 1995 '96 '97 '98 '99 2000 '01 '02 '03 '04 2005 '06 '07 '08 '09 2010 '11 '12 '13 '14 2015 East 249439 252127 254995 257746 260289 262765 265190 267744 270299 272820 275306 277803 280306 282798 285266 287716 290153 292583 295009 297436 299862 302300 304764 307250 309753 312268 Data: U.S. Census Bureau U.S. Population Growth Estimates

Macro Factors Favorable The Census Bureau's revised population projections assume immigration of only 8.5 million persons between 2005 and 2015. Current government estimates, however, indicate that immigration has been running at more than 1.2 million per year since 2000. '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 0 Avg Immigrants 596600 594131 559763 543903 570009 601708 601516 643025 1090924 1536483 1827167 973977 904292 804416 720461 915900 798378 650000 649000 850000 1060000 1060000 700000 837000 Immigrants Admitted to the U.S.

Macro Factors Favorable Growth in U.S. Households 1980-1990 1990-2000 2005-2015 13.3 Million 12.2 Million 11.9 Million "...the total number of homes built 2005-15 could reach 18.5-19.5 million units. This compares with 16.4 million added in the 1990s." Source: Joint Center for Housing Studies 2004 Growth in U.S. Households

Recent Trends Promising '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 Ownership rates 0.641 0.64 0.64 0.647 0.654 0.657 0.663 0.668 0.675 0.68 0.683 0.686 0.692 Source: CS First Boston, January 2005 Monthly Report U.S. Home Ownership Rates

Recent Trends Promising '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 New Home Sales 670000 667000 757000 804000 886000 880000 877000 909000 973000 1089000 1183000 U.S. New Home Sales

The Industry Has Never Been Stronger and the Tide Has Lifted All the Boats...

But Long-term Success is About Company-Specific Strategies, Competitive Strengths and Management Execution...

Welcome to the Pulte Homes 2005 Investor Conference

Today's Agenda Brief industry overview Successful completion of our 3-year plan Review of key financial results An integrated approach to lowering construction costs Segmentation - know your customer Efficient plans and specifications Supply chain and logistics Building in value, quality and customer satisfaction Implementing a solid land strategy Managing land acquisition Understanding costs and risks associated with owning land Flexibility - different markets require different tactics Florida - getting tougher Midwest - competitive landscape with unique challenges Financial review Operating statistics Performance trends Outlook for 2005 to 2007

Today's Speakers Speaker Discussion Topics Richard Dugas President and CEO Introduction and industry overview Steve Petruska - EVP and COO Steve Burch - VP Segmentation Sean Degen - VP Architectural Services Reggie McCoy - VP Supply Chain Erik Pekarski - VP Customer Relations An integrated approach to lowering construction costs Segmentation Plans and specifications Supply chain and logistics Quality and customer satisfaction Roger Cregg - EVP and CFO Jim Leiferman - Area President, Florida Peter Keane - Area President, Great Lakes Driving incremental gains Implementing a solid land strategy Turning theory into practice Dave Schreiner - VP Active Adult Development Expanding the Webb presence Roger Cregg - EVP and CFO Financial review and outlook

Forward Looking Statements Certain statements in this release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, (1) general economic and business conditions; (2) interest rate changes and the availability of mortgage financing; (3) the relative stability of debt and equity markets; (4) competition; (5) the availability and cost of land and other raw materials used by the Company in its homebuilding operations; (6) the availability and cost of insurance covering risks associated with our business; (7) shortages and the cost of labor; (8) weather related slowdowns; (9) slow growth initiatives and/or local building moratoria; (10) governmental regulation, including the interpretation of tax, labor and environmental laws; (11) changes in consumer confidence and preferences; (12) required accounting changes; (13) terrorist acts and other acts of war; and (14) other factors over which the Company has little or no control.

Creating Value within the Homebuilding Industry

How We View the Industry Macro Factor +/- Commentary Population growth + Adding approximately 2-2.5 million people annually. Immigration + Annual immigration rate expected to exceed .8 million. Historically underestimated Household formation + Forecast to increase to 1.3 million annually Demographics + Population is aging into peak earning and homeownership years Interest rates +/- Historically low, but expected to rise in 2005 Homeownership rates +/- Approaching 70% and at an historical peak. Increasing rates among minorities is gov't focus Unemployment -/+ Economic growth thought to be self-sustaining, but employment growth appears erratic

How We View the Industry Supply Remains Constrained Entitlement taking longer each year and results less certain Municipalities searching for "smart growth" solutions Avoid extending construction zones Preference on in-fill/brown field projects Advantages/disadvantages of higher density Scarcity supports land values, but costs trending higher Land issues create business challenges, but also create competitive advantages and barriers to entry for builders who control lots

How We View the Industry '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 % of Starts 0.023924862 0.028517235 0.030362984 0.03689306 0.041257537 0.045941249 0.055425515 0.068968138 0.090472012 0.091868374 0.091094365 0.098085642 0.115 % of Sales 0.040401639 0.048196697 0.054308955 0.059532234 0.06327609 0.064774876 0.079534989 0.102080682 0.126980616 0.128828194 0.139048705 0.146943396 0.156 Based on company estimates Consolidation Continues Market Share Top 5 Builders

How We View Pulte Homes: Create Value '99 '00 '01 '02 '03 '04 East 0.946 1.748 2.642 2.934 5.85 8.3 For Our Customers Our Shareholders Our Employees Our Business Partners

How We View Pulte Homes Build on Our Competitive Advantages: Unmatched geographic diversity

Largest Geographic Footprint Diversified Across 27 States and 45 MSAs Pulte Homes Del Webb DiVosta Arizona, California, Colorado, Connecticut, Delaware, Florida, Georgia, Illinois, Indiana, Kansas, Maryland, Massachusetts, Michigan, Minnesota, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, Ohio, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Virginia

How We View Pulte Homes: Focus on Growth within Existing Markets Markets 41 41 41 43 44 44 45 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 Closings 8028 9798 11142 12445 14613 15068 16051 19569 19799 22915 28903 32639 38613 Domestic Closings

How We View Pulte Homes: Land Portfolio Diversified Across Hundreds of Projects '00 '01 '02 '03 '04 Owned 41300 81300 84300 120422 158000 Optioned 34100 34800 43800 66041 126000 Optioned/Pending 18200 25100 48700 70485 59600

How We View Pulte Homes Build on our Competitive Advantages: Unmatched geographic diversity Unmatched customer diversity

How We View Pulte Homes: Unique Segmentation Strategy Drives Share Gains 1st Time 1st Move Up 2nd Move Up Active Adult 1st Time 0.27 0.21 0.19 0.33 Serve largest universe of buyers Buyer segments respond differently to economic changes Diversification = stability Maximize land-use opportunities Can adjust to changes in local market demand Create product answers to issues of affordability and higher land costs

How We View Pulte Homes Build on our Competitive Advantages: Unmatched geographic diversity Unmatched customer diversity Leader in Active Adult

Sun City Lincoln Hills Sommerset Orchards Solera at Elk Grove Sierra Canyon Reno Solera at Oak Valley Sun City Shadow Hills Solera at Jess Ranch Country Club Estates Sun City Anthem Sun City Aliante Solera at Anthem Anthem CC Las Vegas Club Aliante Sun City Grand Corte Bella Country Club Solera Chandler Sonora Las Brisas Peralta Trails Anthem Parkside Anthem CC Phoenix Johnson Ranch Sun City Texas Sun City Huntley Edgewater Ingalls Farm Spruce Creek Country Club Hanging Tree Golf Club Great Island Somerset Run Wanaque Oxford Green Manchester/Bathgate Reserve at Gwynedd Centennial Mill Chesapeake Falls Run Carol Vista Celebrate Virginia Potomac Green Spring Hill Anthem Colorado Amberly Argent II Sun City Hilton Head Forsythe Skinner ChampionsGate Nation's Leading Builder for Active Adults Expanding the Del Webb Brand

How We View Pulte Homes Build on our Competitive Advantages: Unmatched geographic diversity Unmatched customer diversity Leader in Active Adult Unmatched in quality and customer satisfaction

2004 J.D. Power & Associates Customer Satisfaction Study 2004 J.D. Power & Associates Customer Satisfaction Study 2004 J.D. Power & Associates Customer Satisfaction Study 2004 J.D. Power & Associates Customer Satisfaction Study Rankings in 25 Markets Surveyed Rankings in 25 Markets Surveyed Rankings in 25 Markets Surveyed Rankings in 25 Markets Surveyed #1 #2 #3 Pulte 14 6 7 Centex 3 4 2 Lennar 1 3 2 KB Homes 0 2 1 Hovnanian 0 1 0 NVR 0 0 1 Beazer 0 0 0 DR Horton 0 0 0 MDC 0 0 0 Ryland 0 0 0 Pulte dominated 2004 J.D. Power & Assoc. Customer Satisfaction Study History shows that quality pays: Supports premium pricing Lowers customer acquisition costs Advantage in working with local municipalities to get land entitled Reduces service expense and litigation risk How We View Pulte Homes: Unmatched in Quality & Customer Satisfaction

How We View Pulte Homes Build on our Competitive Advantages: Unmatched geographic diversity Unmatched customer diversity Leader in Active Adult Unmatched in quality and customer satisfaction Leader in people development

How We View Pulte Homes Our success is our people Industry leading mentoring program for sales, construction and customer service Hiring practices critical to supporting growth of the company 1,200 grads recruited from 120 different schools Established "on-boarding" and training procedures Contractor development programs expanding throughout the organization to help ensure future capacity

Invest in the business Control critical land assets to enable growth Select acquisitions Consistent Focus Expand market share through segmentation Operational Excellence Begin capturing economies of scale People development Financial Discipline Maintaining conservative practices Unmatched product quality and customer satisfaction Remember: Success is Planned

Remainder of the Day Managing Our Most Critical Asset Simplifying the Business Reducing house costs Maximizing construction efficiency Supply chain opportunities Leveraging production capacity Driving more to the bottom line Detailing Pulte Homes' land strategy Managing 500 transactions a year Diversification = risk minimization Local market flexibility Operational Excellence Operations Land

Process Simplification The way to profitable growth

Process Simplification Steve Petruska Executive Vice President and Chief Operating Officer

Simplification Overview Steve Petruska Simplification Through Segmentation Steve Burch Simpler by Design Sean Degen Supply Chain Initiatives Reggie McCoy The Opportunity Ahead Steve Petruska A Pulte Investment... Erik Pekarski

History is a Poor Teacher Merchant builder Typical production less than 10 homes per year All built in the same market Each home is a "one off" custom designed to the buyer Often built on the buyer's lot or within a small subdivision Still the operating model for much of the U.S. homebuilding industry

Evolution of the Industry Development of the "hybrid" homebuilding model Largest builders constructing 30,000 homes or more annually Operating across multiple states, in multiple markets Offering home/lot/amenity within large community settings Still attempting to provide "custom" home through large number of floor plans and unlimited options

The Rationale for Simplification Complexity changes at a exponential rate when the equation includes variables like: Rapidly increasing size of operations House design/specification expand as we serve multiple buyer segments Shrinking of a "qualified" labor force Customer expectations for quality getting higher Failure to deliver hurts the brand and invites litigation

The merchant model and the hybrid model were never designed to handle the production volume of large builders

Simplification Strategy Offensive Capture economies of scale Reduce house costs Volume efficiencies Construction efficiencies Deliver greater value Higher specification level Better and more consistent quality Defensive Assure production capacity (labor and materials) in the face of: Rapidly increasing size of operation Shrinking pool of skilled labor Increasingly diverse buyer profile Supply chain disruptions caused by external factors, such as hurricanes

The Most Obvious Cost Reduction Opportunities Example Example 2004 2004 Revenues $11.1 billion $11.1 billion Labor and Materials $5.3 billion $5.3 billion If Savings Reached: If Savings Reached: If Savings Reached: Estimated Split Estimated Split Estimated Split 1% 3% 5% Labor 30% 30% $1.6 billion $16,000,000 $48,000,000 $80,000,000 Materials 70% 70% $3.7 billion $37,000,000 $111,000,000 $185,000,000

The Opportunity Costs Resulting from Production Shortfalls Example 2004 Production Shortfall of: Production Shortfall of: Production Shortfall of: Revenues $11.1 billion 3% 7% 10% Gross Profit $2.5 billion Reduces Deliveries: Reduces Deliveries: Reduces Deliveries: Delivered Units 38,612 1,158 2,703 3,861 Reduces Gross Profit: Reduces Gross Profit: Reduces Gross Profit: Gross Profit Per Unit $65,000 $75,000,000 $176,000,000 $251,000,000

Simplification is Multi-Step Process Floor plan reduction Specification consolidation and reduction (includes eliminating/limiting options) Planned production (level loading) Unbundling Labor and Materials Buy manufacturer direct Establish distribution network Streamline delivery to job-site Phase I - Enabling Phase II - Production Capability Phase III - Drive to Lowest "Total Cost"

Simplification Through Segmentation It All Starts With the Customer Steve Burch Vice President Segmentation

Simplification Through Segmentation The simple idea-leverage the capabilities of segmentation to: Identify what our consumers REALLY want and CAN AFFORD in their homes Everybody wants the "best" but affordability issues require that they WILL/DO make trade-offs ALIGN our product offering to consumers across all TCG's and all markets Consumer product NEEDS are the same no matter where they live

Macro Market Indicators What's the size of the market? How healthy is the market? How much housing business is likely to be thrown off? Which TCGs are likely to be impacted favorable or unfavorably How will regulatory and environmental issues influence the housing business? Given the TCGs ... how many consumers are in each group? How likely are they to move? What do they want and what can they afford? How do consumers define the submarkets? What's the hierarchy of submarkets based on desirability? Where's each TCG likely to want to live? Which are the best selling communities by TCG? Why are they the best selling? Which submarkets appear to be over served and underserved Who are the major builders? What's their business model, including typical customer and product? What's their image among consumers? Which are the most successful builders/communities? What makes them successful? Segmentation Information Expressed As Critical Management Questions Competitive Analysis Consumer Segmentation Geographic Segmentation Supply Analysis

Consumer Segmentation What's the size of the market? How healthy is the market? How much housing business is likely to be thrown off? Which TCGs are likely to be impacted favorable or unfavorably How will regulatory and environmental issues influence the housing business? Given the TCGs ... how many consumers are in each group? How likely are they to move? What do they want and what can they afford? How do consumers define the submarkets? What's the hierarchy of submarkets based on desirability? Where's each TCG likely to want to live? Which are the best selling communities by TCG? Why are they the best selling? Which submarkets appear to be over served and underserved Who are the major builders? What's their business model, including typical customer and product? What's their image among consumers? Which are the most successful builders/communities? What makes them successful? Macro Market Indicators Competitive Analysis Geographic Segmentation Supply Analysis Segmentation Information Expressed As Critical Management Questions

Strategic Positioning Process



Macro Market Indicators
Consumer Segmentation
• TOGs Into Businesses
Geographic Segmentation
• Market Defined By Submarkets & Submarkets Ranked
Supply Analysis
• Best Projects X TOG
• Competitive Location
• Analysis
• Demand
Competitive Analysis
• Market Share
• Competitive Performance
• Driving Force Analysis
OSP
Continuous Process
Strategic Direction Matrix Developed Based On Results Of OSP
FloorPlan Design Process
• Target Buyer Group
• Retail Price Target
• Community Design
• Lot Size Parameters
• House Configuration
• Features & Specifications
Informs this Process
Land Acquisition Process Parameters
• Buyer Wants & Needs
• General Location – Site Specific Issues
• Community Layout/Lot Size
• Cost/Price Targets
• Regulatory Restrictions
• Zoning Issues

48

Strategic Positioning Process



Macro Market Indicators
Consumer Segmentation
• TOGs Into Businesses
Geographic Segmentation
• Market Defined By Submarkets & Submarkets Ranked
Supply Analysis
• Best Projects X TOG
• Competitive Location
• Analysis
• Demand
Competitive Analysis
• Market Share
• Competitive Performance
• Driving Force Analysis
OSP
Continuous Process
Strategic Direction Matrix Developed Based On Results Of OSP
FloorPlan Design Process
• Target Buyer Group
• Retail Price Target
• Community Design
• Lot Size Parameters
• House Configuration
• Features & Specifications
Informs this Process
Land Acquisition Process Parameters
• Buyer Wants & Needs
• General Location – Site Specific Issues
• Community Layout/Lot Size
• Cost/Price Targets
• Regulatory Restrictions
• Zoning Issues

49

Understanding Consumer Groups The Engine that drives this is the Target Consumer Group Model We crafted a set of eleven Target Consumer Groups that are: Unique to Pulte Fine-tuned so that they can be used consistently across the entire company Designed to help CONNECT our business processes to the wants and needs of our consumers

Putting TCG Information to Work The TCG Model addresses specific questions about the Wants and Needs of the consumer groups: "Where do they want to live?" Connects to profitably increasing penetration in existing markets "What do they want to live in?" Connects to simplifying floor plan offerings "How much can they afford and what do they want/need in their home?" Connects to simplifying and consolidating specifications

.. Primarily families with young children, or starter couples anticipating an arrival Kids are in school now or will be very soon Marriage, growing family and job issues are key drivers for their purchase Making good money Building equity and investments Tend to be willing and able to stretch to buy TCG 5 - Young Families (Middle Class)

.. Values school district considerations over most everything else other than affordability "Belonging" is very important. Living among "people like me" i.e. other families with young kids is a strong driver Home is a MAJOR investment House needs "communal" areas where the family can gather (eating areas; socialization areas) as opposed to "private" areas Optimize affordability but appreciate (and pay for) more features and amenities than TCG 4 Desired community amenities -- kid oriented but must be provided within the buyer's affordability limits TCG 5 - Young Families (Middle Class)

TCG Work - The Payoff Increasing penetration & reduced risk (diversification) in existing markets Simplifying floor plan offerings Simplifying and consolidating specifications

Executive Review - Michigan Distribution of Business by TCG Michigan Division is on a steady growth trend in overall closings over the next 2 years Business diversification in TCG penetration from 2003 (4 TCGs) to 2006 (7 TCGs) Del Webb (Empty Nest/Active Adult) closings are set in 2006 with a dramatic increase into 2007 and 2008 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 2003 2004 2005 2006 Year Percentage of Closings by TCG TCG 1 TCG 2 TCG 3 TCG 4 TCG 5 TCG 6 TCG 7 TCG 8 TCG 9 TCG 10 TCG 11 1444 Actual Closings 4 TCGs 1445 Actual Closings 6 TCGs 1650 Planned Closings 7 TCGs 2200 Planned Closings 7 TCGs

Floor Plan Simplification Using Segmentation Using the Characteristics of the Target Consumer Groups Portfolios of floor plans are built OPTIMIZE the requirements of the consumers Consider the constraints of lot sizes Portfolios are building blocks to the creation of communities The Pulte product (a house on a lot in a community) that meets (hopefully exceeds) the needs of specifically targeted buyers Doing this will eliminate redundancy across the Pulte Product Catalog The same process applies for specification simplification and consolidation

Specification Standardization Using Segmentation Blue Green Red Yellow Super Value TCGs 1,2,4 10A & 11A Style Conscious TCGs 3,5,8, 10B & 11 Affluent/ Gracious Living TCGs 6, 7, 9, 10C Super Premium TCGs 7, 9 & some 10

Simplification Through Segmentation While there are a lot of good things that come out of all this... Standardization Consistency Control Cost Savings The BIG win is leveraging our increasing size and purchasing power to deliver superior value to our Target Consumer Groups

Simpler by Design Sean Degen Vice President Architectural Services

Product Plan Reduction Share best plan across markets Value Engineering Specifications Process Plan Access Design Function Planned Production Simplification by Design

Product Plan reduction initiative Beginning of 2004: 2,200 +/- Beginning of 2005: 1,250 +/- Beginning of 2006: 600 +/- Develop product portfolios by TCG

Develop Product Portfolios Kendall Willowbrook St. James Sold In Sold In Sold In Maryland Atlanta Detroit Virginia/DC Raleigh Chicago New Jersey Charlotte Cleveland Pennsylvania Indianapolis Create series of All-Star floor plans that are demonstrated winners with consumers Share across multiple markets Share across multiple markets Share across multiple markets

Product Value Engineering Efficient use of Materials and Labor Potential Savings of $500 - $5,000 per house Involves Land, Architecture, Construction & Purchasing Simplification (Value Engineering) of construction techniques does not mean loss of architectural interest in the design of the home

Southwest Plan

Simplification Does Not Mean Simple Plans

Plan Improvements *Under Roof Square Foot: Before VE 5064 After VE 4933 Hard Material Cost Savings: After VE 20.5% less +/- $5,000 Lumber Board Footage: Before VE 41,246 After VE 32,675 21% less Hard Labor Cost Savings: After VE 9.5% less +/- $800 Truss Cost: After VE 16.6% less +/- $1,000 Truss Board Footage: Before VE 8005 After VE 6557 18% less *Large size of this home provides greater opportunity for savings

Product Simplifying the design allows reduced variation in specifications Windows Reducing from 17 to 2 manufacturers SKU reduction from 13,000+/- to 800 +/- Appliances SKU reduction from 1,600 +/- to 62 +/- Not just about lowest cost, but highest value Higher performing product or specification at comparable price Increased value = increased sales velocity

Process Plan Access In 2005 - Implement Centralized Online Data Base for access to all plans in production Provides 24/7 access to all Trades, Partners and Pulte Personnel Saves $4,000 - $8,000 per community opening just in printing costs Approximately 300 new communities opened just in 2004

Centralized access to information allows us to simplify Design Work Drawings Construction Service Current Communication Process Team Collaboration

Process Centralize Design Requests Control Unnecessary Variations Pool Resources for Better Design Solutions Reduce Time Necessary During Design phase of Product Development

Centralized Design Capability

Centralized Design Capability

Centralized Design Capability

Process Planned Production We are driving to a simpler way of building our homes Requires operators to build backlog out in front to drive a better production cycle Ensures a predictable flow of labor and materials to the job site Labor efficiency rises because the home is easier to build and always ready

Supply Chain and Simplification Reggie McCoy Vice President of Supply Chain and Logistics

A Better Supply Chain Needs Process Simplification We can not begin to get to all of these... Strategically Sourced Material A truly Leverage Buy SKU consolidation and reduction Plan Reduction Guaranteed Production Capability A high velocity distribution network ........without simplifying the process.

Production Capability Not knowing the source and amount of material Not having a trained, capable workforce Not having a predictable build schedule Production Capability Site Management Production Capability Scheduling Job Site & Sequencing Labor Contractor Development Material Strategic Sourcing = + =

Simplification and the Supply Chain The Enabling Stage was just covered Fewer Floor Plans Easier to Build (more efficient) Eliminate Variation of Features Specifications aligned to TCG's No Options Better Production Methods Simpler; Faster Good News: "We control 100% of this internally!"

Simplification and the Supply Chain Our initiatives will leverage our simpler process by: Using volume and simplicity to buy better Manufacturer direct Fewer SKU's Showing the trade base that unbundling labor and material makes them more money We are growing; well trained labor supply is shrinking Pulte has to ensure our production capability Grow your "labor" business to offset the material loss Strategically source all materials associated with building the home We cannot be subjected to "shortages"

Simplification and the Supply Chain When production capability is ensured we can: Develop distribution networks to dramatically improve cost and cycle time Many options exist to Pulte on this front: We can use existing distribution network but at a much more reasonable price We can contract with third party logistics operations dedicated to servicing Pulte We could operate Pulte owned flow-through centers

Simplification and the Supply Chain New distribution model - Test It ! ! Develop and test high velocity distribution pilots in 2 markets by late '05 Florida S. California (NIE) Key Site Selection Factors Market size to support high velocity network Trade base already "unbundled" Geographically close communities with the Division Predictable schedule already in place Aligned and simplified specifications

Supply Chain Efficiencies Inventory turns Material cost Cycle time Cost of acquisition Transportation Capacity Supplier Relations Labor Quality Integrating the Strategic Initiatives S I M P L I F I C A T I O N Specifications by Group Efficient Plans (VE) Planned Production Leverage Buying Plan Reduction

Conclusion Steve Petruska Executive Vice President and Chief Operating Officer

Incremental gains will add up to significant house cost reductions. Implementing New Programs to Reduce House Cost House Plan Reduction House Costs Today Future House Costs Specification Reduction Volume Purchasing Supply Chain $ $ $ $

Simplifying the Business Isn't Simple Begin first phase of plan reduction work Internal/external analysis to develop list of house components critical to the customer First phase of plan reduction work is completed 40% reduction achieved Detailed analysis of top 20 components; aligning distinct specification levels to individual TCGs Initial Specification Standardization" on top 20 items. -------- Issued RFPs to manufacturers on "reduced SKU" baskets of products Taking a Systematic Approach 2004 Activities Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

Homebuyer Hot Button/Touch Point Items Top 10 Also Important to Homebuyers Appliances Bath Accessories Cabinets Exterior Trim, Siding, Shutters Countertops Fireplace Door Hardware Fireplace Mantes/Surrounds Electrical Fixtures Garage Doors and Openers Flooring HVAC Paint Roofing Plumbing Faucets Structured Wiring Plumbing Fixtures Trim Carpentry Windows Water Heaters

Simplifying the Business Isn't Simple Analysis of manufacturer RFPs: Initial responses suggest savings on like-products in the range of 5% to 15% Implement multi-market community tests to gauge customer response to enhanced standard features model Complete second phase of plan reduction work: target product library below 1,000 plans Assuming successful market tests, incorporate standard specification levels into new communities as they open ------- Begin test of high velocity distribution model in selected markets Taking a Systematic Approach 2005 Planned Activities Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

Simplifying the Business Isn't Simple Begin test of high velocity distribution model in selected markets ------------ First closings occur that take full advantage of new specification levels and enhanced pricing Continue rollout of specification model into new communities ------------- Begin SKU reduction work on remaining items of importance and value to the customer Taking a Systematic Approach 2006 Planned Activities Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Continue advancing key initiatives associated with segmentation, product specification, design/ construction efficiency, purchasing and logistics

Calculating the Opportunity When you add it all up, what could we be looking at: Maybe as high as 3-5% of recurring revenue On $15B-$20B this means $450M to $750M annually $9K to $15K/house Based on 2004 pre-tax income that would be an increase of 25%-45% Savings opportunities not included in current guidance Homebuilding is not the first industry to realize the need and potential savings associated with simplifying the business model. In reality, we're probably the last.

Conclusion There are some risks associated with moving this direction Trade behaviors so ingrained and change disrupts production Loss of choice (options) slow sales Manufacturers will not abandon current distribution channels

Conclusion But the potential risks of NOT moving this direction are greater: Plan calls for us to close more than 150,000 homes over the next three years Our ability to source the materials and labor necessary for this production is critical No one in this business has REALLY figured out how to purchase nationally and we can't afford to have a competitor do it first The Given is this: The first step in getting national purchasing power and getting a first mover advantage is to SIMPLIFY THE PROCESS

Investing in Quality and Customer Service Erik Pekarski Vice President of Customer Relations

Why Add a Customer Relations Department? Service has always implied that something was wrong Better relationships build trust and TRUST enhances future revenues Sales associates are experts in selling. Construction associates are experts in building. Relationship associates are experts in PEOPLE People experts drive Repeat and Referral business!

Why is Pulte the only Builder with this kind of department? Bill Pulte has pursued Customer Delight for 54 - years. Quarter to Quarter it has not failed us We drive the industry, the industry does not drive us A 7-day stay in a hotel can be directly paralleled to a 7-year stay in a home A quality home is the expectation...an incredible experience exceeds the expectation

How do we know that this is what our homeowners want? They told us.

Direct Feedback from JD Power Builder's Customer Service Home Readiness Builder's Sales Staff Quality of Workmanship/Materials Price/Value Physical Design Elements Design Center Recreational Facilities Location East 0.2328 0.18 0.1631 0.14 0.0971 0.0678 0.046 0.0359 0.0269

Pulte Homes Receives the Highest Award for Excellence in the Home Building Industry.

Changing Expectations...

Changing Expectations? People are willing to pay more for quality, just ask the people at Lexus, Starbucks and Ritz Carlton

Return on Investment in Quality and Customer Satisfaction Recruiting the best talent from the best universities Selling from a position of strength Lowering the the acquisition costs of new homeowners Reducing our Litigation Exposure

How people "feel" reinforces future sales "Very Likely" to Recommend By Overall Satisfaction (Short-Term Total Corporate Returns Through December 2004) 91% 34% 10% 2% 3% 0% 20% 40% 60% 80% 100% Delighted (84%) Satisfied (11%) Somewhat Dissatisfied (3%) Dissatisfied (1%) Very Dissatisfied (1%) Overall Satisfaction with Pulte Very Likely to Recommend Pulte

Why do we want our Homeowners to be Delighted? 2000 2002 2004 27 41 44 Because they will pay us for it. Repeat/Referral Rates

Customer Relations is Vital to a Strategy that Drives Operational Excellence Drive repeat and referral business...because we are there Lower customer acquisition costs Charge premium prices...because the customer recognizes the quality and value Develop and hire the most talented associates Reduce our risk profile from an insurance and litigation standpoint

2004 Service Material Dollars Per Close Market Totals 2004 Service Material Dollars Per Close

2004 Service Labor Expenses As a % of Revenue Market Totals 2004 Service Labor Expenses As a % of Revenue

2004 Service Material Cost As a % of Revenue Market Totals 2004 Service Material Cost As a % of Revenue

Our culture is our edge. Everything else will be about the execution of ideas that our peers are afraid to indulge.

Land as a Competitive Advantage Roger Cregg Introduction

Agenda Land 101 Structured process for assessing, acquiring and using land assets Diversification - key to minimizing risks Understanding the cash flows Practical application Great Lakes - Peter Keane Florida - Jim Leiferman

Structured Approach to Land Acquisition Operating Strategic Plan (OSP): Annual macro-economic analysis of the market, analysis of the competitive environment and development of positioning strategy for the next 3 years Project Cycle Plan (PCP): shows how existing and planned projects will flow out over a rolling three year time horizon. Can quickly highlight plan risks and opportunities Project Feasibility (Feasy): detailed analysis required for every land transaction and related community development. Must be reviewed and approved by asset committee prior to purchase Key planning assumptions: no price increases over life of project

Managing the Operations Through the PCP Sample data is for discussion purposes only

Feasibility Submission Work Sheet President's Overview Financial Summary Latest PCP with Community Identified Feasibility Summary Feasibility Impact on Plan or Latest Forecast Pulte Community Comparables Maps Sub-Market Targeting Strategy Updated to Latest Quarter TCG Summary Description Competitive Project Cycle Plan Positioning Graph Competitive Community Comparison Worksheet Financial Income Statement, Cash Flow & Subdivision Income Statement from Similar Community Reconciled to Overheads House Pricing Worksheet Sales Production & Closing Schedule Land Development Checklist Contract Summary Attorney's Letter on Contract Final Executed Contract Phase I Environmental Report Soils Investigation Report

Returns Over Time Financials built from the community level up, focusing on project-specific returns Need to balance the number of communities at each stage of development to maintain returns while growing capital investment -20% -10% 0% 10% 20% 30% 40% 50% 60% Development Early Sales Advanced Sales Close Out Life of Project Stage of Project Sample Project Return s

It's All About Return on Capital Timing of capital investment is critical Techniques for managing land Compensation plans discourage overpaying or over investing in land assets Margins are important, but as part of achieving return targets Lower margin, higher pace (turn) projects are perfectly acceptable Expand product offering to include townhouses and condos to reach new price points and TCGs Own versus optioning land Use options where available Economics favor financing land internally, rather than using higher 3rd party capital Minimal off-balance sheet financing More willingness to participate in strategic joint-ventures to gain access to specific land positions

Conservative Business Practices Project must achieve 21% or higher IRR over it's life to be considered for development Assume no price increase on the home throughout life of community Low threshold for bringing land on the balance sheet

A Diversified Portfolio of Assets Pulte Homes Del Webb Divosta States 27 Markets (MSAs) 45 Communities 626 Lots 343,000

Pulte Homes, Inc. Total Assets 12/31/04 12/31/03 12/31/02 Cash and equivalents $314,634 $401,883 $610,627 Unfunded settlements 118,471 122,271 59,946 House and land inventories 7,390,791 5,510,756 4,277,571 Land held for sale 230,743 251,237 226,054 Land, not owned, under option agreements 106,380 73,256 - Residential mortgage loans available-for-sale 697,077 541,502 600,339 Investments in unconsolidated entities 258,868 69,502 65,265 Goodwill 307,693 307,693 307,693 Intangible assets 135,454 143,704 151,954 Other assets 815,020 641,548 561,222 Deferred tax asset 31,766 8,799 11,416 Total Assets $10,406,897 $8,072,151 $6,872,087

Pulte Homes, Inc. Analysis of Land Balances ($ Millions) 12/31/04 12/31/03 12/31/02 Domestic Land $5,772 $4,140 $3,159 House 1,231 1,014 842 Interest 224 201 143 Sub-total 7,227 5,355 4,144 International (excludes Argentina) 164 156 134 TOTAL $7,391 $5,511 $4,278 Land Related to House $1,256 $974 $732 Land Under Development 3,843 2,686 2,070 Land Held for Future Development 673 480 357 Sub-total 5,772 4,140 3,159 Land Held for Sale 231 251 226 TOTAL DOMESTIC $6,003 $4,391 $3,385

Pulte Homes, Inc. Analysis of Land Balances and Lots 12/31/04 12/31/04 12/31/03 12/31/03 12/31/02 12/31/02 $Amt Lots $Amt Lots $Amt Lots LAND OWNED ($Millions) ($Millions) ($Millions) Land Related to House $1,256 16,889 $974 13,525 $732 10,886 Land Under Development 3,843 105,085 2,686 84,363 2,070 57,836 Land Held for Future Development 673 36,031 480 22,534 357 15,585 Land Held for Disposition 231 251 226 TOTAL $6,003 158,005 $4,391 120,422 $3,385 84,307 LAND OPTIONED Lots Approved $4,112 125,773 $2,595 66,041 $1,503 43,777 Lots Pending 2,364 59,640 2,078 70,485 975 48,747 TOTAL $6,476 185,413 $4,673 136,526 $2,478 92,524 LAND/LOTS CONTROLLED $12,479 343,418 $9,064 256,948 $5,863 176,831 Developed 67,157 61,564 41,316 Undeveloped 276,261 195,384 135,515 TOTAL DOMESTIC 343,418 256,948 176,831

Total Land Controlled Total Land Controlled Total Land Controlled Total Land Controlled AREA $ Value % of Total Lots % of Total NORTHEAST 2,837,009 23% 41,405 12% SOUTHEAST 2,827,329 23% 96,725 28% MIDWEST 1,492,078 12% 40,022 12% CENTRAL 745,954 6% 41,673 12% WEST 4,345,768 36% 123,593 36% TOTAL 12,248,138 100% 343,418 100% Pulte Homes, Inc. Land Analysis

Diversified Portfolio Across Markets Lots Controlled as of 12/31/04 3% 6% 21% 17% 3% 4% 9% 4% 21% 11% 3% 5% 12% 19% Total number of lots 343,418 Total value $12.3 Billion 3% 6% 3% 5% 3% 6% Delaware Valley Metro NY/NJ Maryland All other states each represent 3% or less of total lots or $

Strong Position in Key Markets Lots Owned as of 12/31/04 Total number of lots 158,005 Total value $5.8 Billion 4% 8% 19% 14% 2% 4% 15% 6% 20% 11% 7% 11% 11% 21% All other states each represent 3% or less of total lots or $

Using Options to Control Land and Mitigate Entitlement Risk Lots Optioned as of 12/31/04 2% 5% 23% 20% 4% 4% 5% 3% 21% 11% 1% 1% 14% 17% Total number of lots 185,413 Total value $6.5 Billion All other states each represent 3% or less of total lots or $ 5% 8% Delaware Valley 4% 8% Metro NY/NJ 4% 7% Maryland

Tying Up Lots in Constrained Markets Easier 6-12 months Easier 12-18 months More competitive 12-24 months Limited availability 36 months or more More competitive 24-36 months Estimated Time to Entitle Land

Reinvesting to Support Growth Consolidation at the most fundamental level Own lots to be used over the next 36 months Control long positions via option when possible Land acquired today for use in '06 and beyond Lots Under Control 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 '97 '98 '99 '00 '01 '02 '03 '04 Owned Approved Pending Lots Under Control

Why is the Land Pipeline Getting Longer Balance sheet permits expanded investment Ability to control vital land resources without stressing the balance sheet Prudent use of options allows the company to control approximately $6.5 billion in additional land, with an investment of only approximately $309 million associated with options and pre-acquisition costs. Diversifying into more customer segments Expanding Del Webb presence Larger average community size versus Pulte traditional

Why is the Land Pipeline Getting Longer - continued Investment and development of strategic communities Almost 30 land positions of 2,000 lots or more currently under control including: Anthem Colorado - 3,100 lots less than 20 miles from Denver. Pulte and Webb communities. Opening for sales later this year Festival Ranch (Phoenix) - 9,000 lots; replacement for Sun City Grand Wiregrass (Tampa) - 9,750 lots supporting multiple brands: Pulte, Del Webb and DiVosta Merrill Ranch and Sun Valley South - 14,000 lots to support expansion of Webb in Phoenix Ave Maria - 7,500 lots in the Naples supporting Pulte, Del Webb and DiVosta communities

Controlling Costs Through Sound Investment Practices Land costs trending higher; rate of increase dependent upon market Using higher densities to control average lot costs Mix can have a significant impact on average lot cost Lot cost (undeveloped) is roughly 12% of revenue Rate of increase in average lot cost is the range of 1% to 3% annually Average Lot Cost '03 '04 '05 est. '06 est. Avg. Lot Cost 64000 70000 71000 73000

Understanding the Cash Flows Pulte is investing in land to continue expanding market share If we slow investment to replacement only, we become cash flow positive If we slow investment further, the business is a huge cash generator Land Amortization and Investment ($ billions) Land Amortization and Investment ($ billions) Land Amortization and Investment ($ billions) 2004 Actual 2005 to 2007 Land amortization projection $2.7 $12.0 Net income $1.0 $4.6 Leverage (maintaining 40% debt-to-cap) $.7 $1.8 Total Available for Investment $4.4 $18.4

Fundamentals of Pulte's Land Strategy Land is our most critical resource, and it's becoming more difficult to obtain Fund projects with expected pretax returns above 21% Emphasis on creating value results in decision to carry more assets on the balance sheet, rather than pay higher rates to 3rd parties Focus on maintaining balance sheet leverage at 40% or lower, not on specific number of lots under control Expansion of Del Webb model into more markets and with more communities has the effect of lengthening our land pipeline Strategic land positions in a number of markets coming on line over the next 12 months

Detailed Analysis of Great Lakes Peter Keane Area President

Great Lakes Homebuilding Business Market Conditions Land Entitlement/Transaction Fact Sheet Expanding Market Share Leveraging the Del Webb Brand Customer Segmentation Strategy Sample Projects Augusta Village - Illinois Traditional Avalon of Fishers - Indiana

Great Lakes Geography 4 States 5 Divisions 4 MSA's 128 Selling Communities in 2005 Indianapolis Detroit Illinois Traditional Cleveland Illinois Active Adult

Market Conditions MARKET Population Unemployment Rate (Year End 2004) Jobs House-holds 2004 Job Gain/Loss Chicago 8,558,311 5.7% 4,013,526 3,081,858 68,217 Detroit 4,907,319 7.3% 2,248,873 1,907,924 -30,200 Indianapolis 1,695,006 4.8% 851,733 687,260 -3,100 Cleveland 3,221,631 6.1% 1,595,494 1,193,079 1,270 * 2004 Year End National Unemployment Average is 5.5%

Market Condition MARKET 2004 Closings YOY Growth in Closings (03 - 04) 2005 Expected Growth in Closings Market Share Market Rank Illinois Traditional 978 11% 48% 6.6% # 1 Illinois Active Adult 857 13% 30% 6.6% # 1 Detroit 1,445 - 14% 7.1% # 1 Indianapolis 707 59% 27% 5.4% # 9 Cleveland 580 28% 4% 5.3% # 2

Land Entitlement - Chicago Entitlement Process: 18 months - 3 years Army Corp Wetland Permits Very Unpredictable Can cause significant entitlement delays, as well as challenge community land planning and density levels Accessibility of Sewer & Water Municipalities can control growth based on timing of facility expansions Aggressive Increases to Municipal Impact Fees Majority of Land Requires Annexation in addition to Rezoning

Land Entitlement - Detroit Entitlement Process: 18 - 24 months MDEQ Permits & Approvals can Cause Significant Entitlement Delays Metropolitan Ann Arbor Area Passed 'Green Belt' Proposal during 2004 that will Prohibit New Development in the Affected Area Current Governor on Record as Opposing 'Sprawl', and has Appointed a 'Land Use Council' to Study the Issue

Land Entitlement - Indianapolis Entitlement Process: 9 - 18 Months Growth Issues Exist in Fast Growing School Districts Majority of Land Requires Rezoning

Land Entitlement - Cleveland Entitlement Process: 12 - 18 months Wetland Permitting delays due to Ohio EPA Rezoning Becoming More Prevalent with Large Parcels Additional 6 - 12 Months Entitlement Process Inconsistent Across 150+ Governmental Jurisdictions Within Market

Advantages in Acquiring Land Big Builder Advantage Disciplined land acquisition process Established local presence Land experts constantly working the market Financial capacity - ability to write the check Pulte's added competitive edge Extensive market research based on specific TCG Rifle shot approach Reduce risk of over paying Ability to build variety of product maximizes use opportunities Best use of specific parcel Multiple products on large pieces Del Webb Local Entitlement Expertise Enhance value of the land for Pulte and the seller Reputation is critical - JD Power success

Typical Land Transaction - Chicago Approximately 70% of the Purchases Were Cash Deals New Communities Average 350 Lots Average Transaction Price of $11 Million 85% Deals Purchased Directly from Owners 10% Entitled at Time of Contract Recent trends include: Partnering of big builders on larger parcels Multi-generational planning concepts Strong infill opportunities (Suburban & City) Expansion of Del Webb throughout the market

Typical Land Transaction - Detroit Approximately 50% of the Land Transactions Were Structured as Options Average # of Lots Purchased per Transaction was 175 Average Transaction Price of $6 Million 80% of the Purchases were Raw Land Recent Acquisition Changes Include: Purchasing larger parcels to accommodate current Del Webb brand introduction Diversification into entry level and Del Webb communities

Typical Land Transaction - Indianapolis Approximately 50% of the purchases were cash deals New communities average 200-350 Lots Average Transaction Price of $4 Million Pulte now the developer in 50% of its deals 100% purchased from developers prior to 2002 25 % Entitled at Time of Contract Larger, Master-Planned Communities Increasing in Number due to Entitlement Challenges

Typical Land Transaction - Cleveland Approximately 90% of the purchases are options 2 to 4 takedowns New communities average 180 Lots Average transaction price of $4.5 Million 30% Entitled at Time of Contract Develop Approximately 90% of our Lots Litigation with Municipalities by Owners/Developers Becoming More Prevalent

Great Lakes Fact Sheet 105 Selling Communities in 2004 - Growing to 128 in 2005 Most significant growth in Illinois with an increase from 30 to 43 selling efforts Includes addition of 2 new Del Webb branded projects Opening 5 new Del Webb communities in 2005 Del Webb communities are in 4 of our 5 markets Indiana will open a Del Webb community in 2006 Incremental business; supports growth/reduces risk 2003 2004 2005 Communities Open For Sale 76 107 128 Communities Open for Sale

Expanding Market Share As of 12/31/04 We Had 33,000 Lots Under Control Across the Great Lakes Our current "owned" lot supply will support our Great Lakes projected growth plans through 2006 MARKET Owned Optioned Under Control Illinois Traditional 2,057 6,854 8,911 Illinois Active Adult 3,060 3,348 6,408 Detroit 3,840 6,629 10,469 Indianapolis 2,316 1,851 4,167 Cleveland 1,323 1,730 3,053 Great Lakes Area 12,596 20,412 33,008

Expanding Market Share Our Current Land Investment Strategy Includes: Use of buyer segmentation model to focus on opportunities to meet underserved demand and reduce risk Introduce Del Webb brand in each market Targeting incremental business Investment in "A" submarkets Continue to diversify geographically across our markets Take advantage of Infill opportunities (Illinois)

Expanding Market Share Continue to Increase our Number, Variety and Size of Stores In 2005 - 80% of signup growth will come from increased penetration into retired and first time home buyer segments In 2006 - we project 21% growth in signups with nearly 100% of growth coming from retired and first time home buyers

Customer Segmentation Strategy Projected for 2005 Illinois Traditional Illinois Traditional Illinois Active Adult Michigan Michigan Indiana Indiana Ohio Ohio '05 '06 '05 '06 '05 '06 '05 '06 Starters & Re-starters; Value Non-Family Couples; Value Families --- --- --- 5% 4% 7% 8% --- --- Young Upwardly Mobile Couples; First Time Buyers/ First Time Move-Up Families; Right-Sizing Empty Nesters 75% 67% --- 38% 40% 43% 44% 46% 53% Affluent Upwardly Mobile Families; Executive Families; Affluent Empty Nesters 25% 33% --- 57% 34% 50% 48% 51% 31% Social - Retired to Play; Retired to Live --- --- 100% --- 22% --- --- 3% 16%

Augusta Village Illinois Traditional

Sample Project - Augusta Village Acquisition & Entitlement Process 530 acres just off of Interstate 55, adjacent to Naperville Property was identified as high priority in 1996, but no interest by the family to sell until 2002 Land brokers played key role to help develop relationship with the property owners, as well as the Mayor of Bolingbrook. Team met with Mayor numerous times prior to contract signing to establish clear understanding of his vision for residential development, and worked within those parameters when designing the community Design included donation of 25 acres for a school site, as well as development of an 80 acre lake for regional storm water detention Within 6 months of contract signing, Pulte had approvals for 1,037 single family lots, targeting first and second move up buyers

Sample Project - Augusta Village Development & House Production Update Property was a single takedown purchase in September 2002 and it included four development phases Pulte and Village worked together to establish a Special Service Area (SSA) to fund various on-site improvements Pulte offers upscale single family homes from 1,775 to 3,036 square feet. Average selling price is $300,000 First unit closings in July 2003; close out of community anticipated by 1st Qtr of 2006, 241 2004 closings Due to the success of Augusta Village, Pulte/Del Webb are working with the related property owners to the south, and the Village of Bolingbrook, to acquire approximately 700 additional acres to develop a multi-branded community

Augusta Village - Location Map

Augusta Village - Land Plan

Augusta Village - Product Offering

Avalon of Fishers Indiana

Sample Project - Avalon of Fishers Acquisition & Entitlement Process Community Located in a Prestigious Submarket Property was Purchased for Approximately $13 Million through four takedowns Under Contract in Oct. 2002 Rezoning Complete by June 2003 Models Opened in April 2004 Excellent customer response, with 95 homes contracted during the remaining months of 2004

Sample Project - Avalon of Fishers Community Profile 424 Acres Product offerings in 5 consumer groups Townhomes Ranches 3-product lines of two-story homes Includes 1,216 lots with an average selling price from $164,000-$300,000 Amenities 100 Acres of open space On-site elementary school Adjacent to K-12 school campus 3 Minutes to interstate On-site pool and amenities area

Avalon of Fishers - Land Plan

Avalon of Fishers - Product Offering

Detailed Analysis of Florida Jim Leiferman Area President

Florida Operations Jacksonville Naples/ Ft. Myers* Tampa* Ocala Orlando/ Brevard* DiVosta* * Indicates current DiVosta operation Panhandle Pulte is well positioned in growth markets within the State

Florida Summary Statistics 400 miles from North to South 20 MSA's 6 Divisions operating in ten MSA's 2003 Florida State Population: 17,019,068 6% of entire US SF Permits = 156,852 13% of US single family permits

Market Conditions In 2004, the economy was strong: Net gain of approximately 172,400 jobs in 2004 Economy based on Tourism and Service related jobs. Unemployment rate was 4.4% vs. 5.5% for the U S. 2005 Forecast to add 82,000 new jobs Households increased on average 2% per year (or about 80,000) vs. the 1% U S average. New Households formation and migration from out-of-state, particularly among Active Adults, fueled this growth. Housing demand across all segments was strong in '04.

Market Conditions Projected annual permits for 2005 is 107,000 units, up 8% from 2004. Starts/Closings in Major MSA's at record levels Declining lot inventories relative to closings Driving Land and Home pricing higher Highlights elongated entitlement timelines Many markets demonstrating "just-in-time" delivery of finished lots available for starts

Market Conditions Total Permits YOY Growth in Permits Expected Growth in 2005 Permits Market Demand Competition for Land Jacksonville 15,653 573 4% B+ Competitive Naples/Ft. Myers 17,311 904 5% A+ Fierce Ocala 4,920 -1,603 -17% B Available Orlando 34,715 6,763 24% A+ Fierce Palm Beach 11,270 219 2% A+ Fierce Sarasota 7,885 704 10% A Competitive Tampa 28,427 1,851 7% A Competitive Treasure Coast 2,283 231 10% B+ Competitive

Competitive Landscape *Market share based on company estimates.

Fact Sheet on Pulte's Florida Operations 64 selling communities growing to 85 in 2005 24% increase in closings for 2004 with additional 55% increase slated for 2005 ASP of $225,000 Adequate lot inventory to achieve Plan goals for 2005 and 2006 Reflects activity for DiVosta, Del Webb and Pulte Pulte Pulte Pulte Pulte Pulte Pulte Pulte Pulte Pulte Pulte Pulte Pulte Pulte

Expanding Market Share Underserved TCG's Multiple TCG's Preferred Submarkets Deploy all Brands Sustainable Growth Increased Del Webb '03 '04 '05 Plan Selling Efforts 47 64 85 Selling Efforts (As of Year End)

Unique Customer Segmentation Strategy Blended mix of affordable family and active adult targets 2006 closing decline in Active Adult due to community transition in Ocala. Increasing emphasis on DiVosta and Del Webb Brands in lots controlled. '03 '04 '05 '06 Affordable PreFamily 21 21 29 23 Affordable Family 21 15 10 16 Second Move Up 9 8 7 3 Move Down 21 14 12 25 Active Adult 22 39 35 27 Vacation/Resort 6 3 7 6

J.D. Power Dominance #1 in Orlando #1 in West Palm #1 in Jacksonville #1 and #2 in Naples/Ft Myers #1 and #2 in Tampa/Sarasota

Advantages in Acquiring Land Big Builder Advantage Disciplined land acquisition process Established local presence Land experts constantly working the market Financial capacity - ability to write the check Pulte's Added Competitive Edge Extensive market research based on specific TCG Reduce risk of over paying Ability to build variety of product maximizes use opportunities Best use of specific parcel Multiple products on large pieces Del Webb Local entitlement expertise Enhance value of the land for Pulte and the seller Reputation is critical

Typical Land Transaction Land Controls Builder Destiny Heavy Local Relationship/Credibility Bias Everyone has cash Reputation in local markets Educational Process with Sellers Common Sellers Across State Highly Competitive Purchase Arena Better Understanding of Entitlement Capacity

Typical Land Transaction (Cont'd.) Smaller Transactions (100 - 500 lots) Quick Inspections, Cash, Close at Zoning Developer/Speculator Driven Larger Transactions (500 - 10,000 lots) Moderate Inspection Period, Cash and Terms, Close at DRI Completion, Tends to be Owner vs. Developer Notable Trends Pricing Participation, Larger Deposits, Shorter Inspections, More Entitlement/Permitting Risk

The Challenge of Land Entitlement

The Challenge of Land Entitlement (cont'd)

Expanding Market Share Significant emphasis on DiVosta and Del Webb positions Growing presence in traditional family positions '03 '04 '05 Affordable PreFamily 9274 11808 13440 Affordable Family 12172 15498 17640 Second Move Up 4057 5166 5880 Move Down 12172 15498 17640 Active Adult 18548 23616 26880 Vacation/Resort 1739 2214 2520

Wiregrass - Tampa, Florida

Sample Projects Wiregrass Ranch - Tampa, FL Transaction developed through relationship with Senior Area Leadership Multiple takedowns - over 8 years Development of Regional Impact Significant commercial component to overall project (Not Pulte Developed) Community Specifics 5,000 Acres 9,725 lots Single Family Detached, 4-Story Condo, Carriage Homes, Town Homes Price Range - $150,000 to $350,000 TCGs - 1,3,4,5,6,8,9,10

Wiregrass - Tampa, Florida

Wiregrass - Tampa, Florida

Verde Ridge - Orlando Florida

Sample Projects Verde Ridge - Orlando, FL Single Cash Takedown after all zoning and permits are received Community Specifics 213 Acres 402 80' lots Single Family Detached (2,100-3,000 sq. ft.) ASP = 235,000 TCG 4

Verde Ridge - Orlando Florida

Verde Ridge - Orlando Florida

Update on Del Webb David Schreiner Vice President of Active Adult Development

Active Adult Community Development

Strategic Foundation Growth Through Segmentation Del Webb Brand Value Demographic Trend

Strategic Evolution Organic Growth Acquisition Integration Expansion

Active Adult Communities At Del Webb Acquisition FLORIDA Spruce Creek Preserve Spruce Creek Country Club TEXAS Sun City Texas NORTHERN CALIFORNIA Sun City Lincoln Hills Sun City Roseville Clover Springs Springfield at Whitney Oaks Summerset Orchards SOUTHERN CALIFORNIA Sun City Palm Desert Sun Lakes ARIZONA Sun City Sun City West Sun City Grand Sun City Tucson SOUTH CAROLINA Sun City Hilton Head ILLINOIS Sun City at Huntley NEVADA Sun City Summerlin Sun City Mac Ranch Sun City Anthem

Communities Today

ILLINOIS
Sun City at Huntley
Grand Haven
Shorewood Glen

PENNSYLVANIA
Reserve at Gwynedd

NORTHERN CALIFORNIA
Sun City Lincoln Hills
Sun City Roseville
Clover Springs
Springfield at Whitney Oaks
Summerset Orchards

MASSACHUSETTS
Great Island

CONNECTICUT
Village at Oxford Greens

NEW JERSEY
Somerset Run
Centennial Mill
Wanaque



SOUTHERN CALIFORNIA
Sun City Palm Desert
Sun Lakes
Solera at Oak Valley
Solera at Apple Valley
Solera at Kern Canyon
Sun City Shadow Hills

VIRGINIA
Falls Run

MARYLAND
Chesapeake
Carroll Vista

SOUTH CAROLINA
Sun City Hilton Head

NEVADA
Sun City Summerlin
Sun City Mac Ranch
Sun City Anthem
Anthem Country Club
Sun City Aliante
Club Aliante
Solera at Anthem
Sierra Canyon

ARIZONA
Sun City
Sun City West
Sun City Grand
Sun City Tucson
Anthem
Solera at Chandler
Corte Bella
Sonora
Las Brisas
Peralta Trails
Solera at Johnson Ranch

TEXAS
Sun City Texas

FLORIDA
Spruce Creek Preserve
Spruce Creek Country Club
Sweetwater

191

Communities Soon

NORTHERN CALIFORNIA
- Sun City Lincoln Hills
- Sun City Roseville
- Clover Springs
- Springfield at Whitney Oaks
- Summerset Orchards
- Willow Shores
- Woodbridge
- Copper Ridge
- Sheffield Greens
- West Roseville

COLORADO
- Anthem Ranch

ILLINOIS
- Sun City at Huntley
- Grand Haven
- Shorewood Glen
- Edgewater

MICHIGAN
- Bridgewater
- Grand Blanc

MASSACHUSETTS
- Great Island

CONNECTICUT
- Village at Oxford Greens

PENNSYLVANIA
- Reserve at Gwynedd

OHIO
- Pioneer Ridge

NEW JERSEY
- Somerset Run
- Centennial Mill
- Wanaque

DELAWARE
- Coastal Club

VIRGINIA
- Falls Run
- Celebrate
- Spring Hill
- Potomac Green

MARYLAND
- Chesapeake
- Carroll Vista
- Trappe



SOUTHERN CALIFORNIA
- Sun City Palm Desert
- Sun Lakes
- Solera at Oak Valley
- Solera at Apple Valley
- Solera at Kern Canyon
- Sun City Shadow Hills
- Rancho Diamante
- Desert Dunes

NEVADA
- Sun City Summerlin
- Sun City Mac Ranch
- Sun City Anthem
- Anthem Country Club
- Sun City Aliante
- Club Aliante
- Solera at Anthem
- Sierra Canyon
- Club Provence
- Stallion Mountain

ARIZONA
- Sun City
- Sun City West
- Sun City Grand
- Sun City Tucson
- Anthem
- Solera at Chandler
- Corte Bella
- Sonora
- Las Brisas
- Peralta Trails
- Solera at Johnson Ranch
- Festival Ranch

TEXAS
- Sun City Texas
- Frisco Ranch
- LaVillita

FLORIDA
- Spruce Creek Preserve
- Spruce Creek Country Club
- Sweetwater
- Bella Trae
- Stone Creek
- Wiregrass

NORTH CAROLINA
- Carolina at Amberly

SOUTH CAROLINA
- Sun City Hilton Head
- Sun City Carolinas

192

Jacksonville Strong Active Adult Market Entry

One Loudoun Center 1,400 Entitled Lots

Reno Del Webb Brand Cracked A New Market

Future's Bright 23 New Markets Targeted New Community Models Coming Pulte/Del Webb Consumer Synergies Del Webb Brand Benefit Expansion

Active Adult Community Development

Financial Review Roger Cregg Executive Vice President and Chief Financial Officer

Agenda Overview of operations Select financial data by geographic area Review of financial performance Historical trends and review of 2004 accomplishments Three year financial plan

Overview of Pulte's Operations

Arizona, California, Colorado, Connecticut, Delaware, Florida, Georgia, Illinois, Indiana, Kansas, Maryland, Massachusetts, Michigan, Minnesota, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, Ohio, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Virginia Profile of Operations Pulte Homes Del Webb Divosta 2004 Statistics U.S. Homebuilding Operations 2004 Statistics U.S. Homebuilding Operations Closings 38,612 Settlement Revenues ($ millions) $11,095 Markets (MSA) 45 Communities 626 Invested Capital ($ millions) *includes goodwill & intangibles $7,036*

Boston New Hampshire Rhode Island Northern Virginia Connecticut Long Island New York Central New Jersey Baltimore Philadelphia Washington DC Northeast Detail Actual % of Company Closings 3,249 8% Revenues ($ millions) $1,436 13% Market (MSA) 5 11% Communities 78 12% Invested Capital ($ millions) $1,062 16%

Nashville Charlotte Raleigh Jacksonville Orlando Melbourne Southeast Florida Southwest Florida Sarasota Tampa Atlanta Hilton Head Actual % of Company Closings 9,362 24% Revenues ($ millions) $2,030 18% MSAs 15 33% Communities 139 22% Invested Capital ($ millions) $1,202 18% Southeast Detail

Kansas City Indianapolis Minneapolis Detroit Chicago Cleveland Midwest Detail Actual % of Company Closings 5,520 14% Revenues ($ millions) $1,639 15% Markets (MSA) 6 13% Communities 127 20% Invested Capital ($ millions) $813 12%

Denver Albuquerque San Antonio Austin Dallas/ Fort Worth Houston Central Detail Actual % of Company Closings 6,066 16% Revenues ($ millions) $1,008 9% Markets (MSA) 9 20% Communities 131 21% Invested Capital ($ millions) $733 11%

West Detail Actual % of Company Closings 14,415 37% Revenues ($ millions) $4,983 45% Markets (MSA) 10 22% Communities 151 24% Invested Capital ($ millions) $2,809 42% Reno Las Vegas Tucson Phoenix San Diego Southern California San Francisco Sacramento

History of Success

Domestic Closings '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 Closings 8028 9798 11142 12445 14613 15068 16051 19569 19799 22915 28903 32693 38612 CAGR 15%

Domestic Settlement Revenues '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 Revenues ($ millions) 1224.223 1400 1600 1900 2300 2500 2825 3689 4168 5146 6992 8482 11094 CAGR 25%

Strong Growth in Earnings Per Share '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 est. EPS 0.475 0.495 0.56 0.445 0.63 0.565 1.15 2.03 2.59 3.05 3.6 4.93 7.67 9 0.5 Company Guidance for 2005 Earnings from Continuing Operations of $9.00 to $9.50 Per Diluted Share '99 to '04 CAGR 30% Guidance $9.00 to $9.50

Recently Completed Another Record Year Q4 2004 highlights: Earnings from continuing operations up 64% to $3.20 per diluted share Orders up 6% Backlog value $5.2 billion Up 14% to 15,916 homes Gross margins from home sales increased 180 basis points to 22.7% LTM returns climb higher: ROE - 25.3% ROIC - 16.6% Dollar Value of Backlog ($ billions) '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 Revenues ($ millions) 0.597727 0.591727 0.635655 0.999173 1.179376 1.306894 2.117679 2.857376 4.14719 5.2

Driving Higher Business Performance Expectations for 2005 to 2007

Assumptions Macro-economic environment assumed in the range of 2004/2005 experience Federal Reserve continues measured increase in rates Economy continues to improve driving incremental gains in employment and consumer confidence Focus on organic growth; no acquisitions assumed Increased community count is the driver for higher sales Maintain strong balance sheet with debt-to-capitalization at approximately 40%

Assumptions - continued Stable pricing environment in terms sales price and commodity costs No sales price appreciation or material cost escalation assumed Average selling price impacted by shifts in product and/or geographic mix Adequate availability of materials and labor Margin expansion based on better purchasing and related initiatives SG&A leverage gained with market volume growth Balancing investment strategy with returns to create greater long-term shareholder value

Take Advantage of Opportunities to Expand Market Share Goal for 2007 revenues of approximately $19 Billion Increase domestic unit closings Land pipeline supports growth in community count, which is key driver Continued focus on share gains within existing markets Expand operations to serve additional TCGs No growth for growth sake. Drive for profitability over just delivering more units

Expanding Presence in Existing Markets Expectations: Land pipeline supports increasing community count 2003 2004 2005* Range 2006* Range 2007* Range Homes 524 626 700 806 930 30 40 40 Community Count * Ranges based on current management estimates as of the date of this presentation

Capturing Increased Market Share 2003 2004 2005* Range 2006* Range 2007* Range Homes 32693 38612 46000 53000 63000 3000 5000 4000 Domestic Deliveries * Ranges based on current management estimates as of the date of this presentation

Expectations: Revenue growth driven by higher deliveries. Price appreciation not assumed. 2003 2004 2005* Range 2006* Range 2007* Range Revenues 8.5 11.4 13.8 15.7 18.7 0.6 0.6 0.6 Homebuilding Revenues * Ranges based on current management estimates as of the date of this presentation

Benefits of Operational Excellence 2003 2004 2005* Range 2006* Range 2007* Range Pretax 0.115 0.143 0.147 0.148 0.157 0.006 0.008 0.006 Expectations: No margin benefits assumed from "simplification" activities. Homebuilding Pretax Margin * Ranges based on current management estimates as of the date of this presentation

Domestic Geographic Diversity 2005 Forecast Unit Closings Revenues Pre-Tax Income Invested Capital Northeast 9% 13% 13% 20% Southeast 27% 21% 20% 20% Midwest 14% 14% 9% 10% Central 16% 9% 3% 10% West 34% 43% 55% 44% Total 100% 100% 100% 100%

Delivering Bottom-Line Results 2003 2004 2005* Range 2006* Range 2007* Range Revenues 4.93 7.67 9 11 13 0.5 1 1 $4.93 $7.67 $9.00 to $9.50 $11.00 to $12.00 $13.00 to $14.00 Earnings Per Share * Ranges based on current management estimates as of the date of this presentation

Running a Balanced Business Continue to identify investments that support market share gains, while generating acceptable returns Field incentive compensation based on pretax return on invested capital Must exceed 21% annual return to get paid Economic Profit driven Growth of pretax income Return on capital Drives land investment strategies and tactics No incentive for managers to be overly optimistic in project assumptions or to over bid for land

Targeting Improved Operating & Financial Results 2004 2007 Goal Domestic Deliveries 38,612 63,000 to 67,000 Domestic Settlement Revenues ($ billions) $11.1 $18 to $19 billion Domestic Homebuilder Pretax Margin 14.3% 15% to 16% EPS (from continuing operations) $7.67 $13.00 to $14.00 Year End Community Count 626 900 to 1,000 ROE 25.3% 26% - plus Debt-to Cap 38.8% 40% or lower

Maintaining A Strong Balance Sheet 1997 1998 1999 2000 2001 2002 2003 2004 Net-Debt-to-Cap 0.306 0.283 0.438 0.32 0.336 0.36 Debt-to-Cap 0.4182 0.3822 0.328 0.3519 0.44 0.409 0.38 0.387 Debt-to-Capitalization Ratios

Capitalization 2004 2005* Goal 2006* Goal 2007* Goal Debt ($ billions) $2.9 $3.8 $4.6 $5.1 Equity ($ billions) $4.5 $5.7 $7.2 $9.1 Debt-to-cap 39% ^ 40% ^ 40% ^ 40% Book Value Per Share $35.37 $44.00+ $55.00+ $68.00+ * Goals based on current management estimates as of the date of this presentation

Higher Returns to the Shareholder 1997 1998 1999 2000 2001 2002 2003 2004 2005* Goal 2006* Goal 2007* Goal ROE 0.0643 0.1178 0.1769 0.1658 0.181 0.1818 0.2058 0.2535 0.252 0.253 0.254 0.01 0.01 0.01 After Tax Return on Average Equity ROE Trending Higher * Goals based on current management estimates as of the date of this presentation

Higher Returns to the Shareholder 1997 1998 1999 2000 2001 2002 2003 2004 2005* Goal 2006* Goal 2007* Goal ROIC 0.0643 0.1178 0.1769 0.12 0.1185 0.116 0.135 0.1658 0.163 0.164 0.165 0.01 0.01 0.01 After Tax Return on Invested Capital ROIC Trending Higher * Goals based on current management estimates as of the date of this presentation

Liquidity 2005 - 2007 Land Amortization Projection $12.0 Billion Net Income $4.6 Billion Leverage (Maintaining 40% Debt-to-cap) $1.8 Billion Total Available for Investment $18.4 Billion

Summary Disciplined investment practices that capitalize on, but never sacrifice, Pulte's balance sheet Balanced approach to running the business with the goal of creating long-term shareholder value Emphasize consistent investment in the business You can't time the cycles, so prepare for success, but be ready to adjust to changes in market condition